UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 24, 2012

SCBT Financial Corporation

(Exact name of registrant as specified in its charter)

South Carolina	001-12669	57-0799315
(State of Incorporation)	Commission File Number	(IRS employer identification no.)

520 Gervais Street, Columbia, South Carolina	29201
(Address of principal executive offices)	(Zip code)

(800) 277-2175

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

Effective April 24, 2012, SCBT Financial Corporation (the “Company”) completed its previously-announced merger (the “Merger”) with Peoples Bancorporation, Inc. (“Peoples”), pursuant to an Agreement and Plan of Merger, dated as of December 19, 2011 (the “Merger Agreement”) between the Company and Peoples.  At closing, Peoples merged with and into the Company, with the Company surviving the Merger as the surviving corporation.  Pursuant to the Merger Agreement, holders of Peoples common stock have a right to receive 0.1413 of a share of common stock of the Company for each share of Peoples common stock held immediately prior to the effective time of the Merger, plus cash in lieu of fractional shares.  Each outstanding share of the Company’s common stock remained outstanding and was unaffected by the Merger.

Immediately following the Merger, The Peoples National Bank, Bank of Anderson, N.A. and Seneca National Bank, each a national banking association and wholly-owned subsidiary of Peoples, merged with and into SCBT, N.A., a national banking association and wholly-owned subsidiary of the Company, with SCBT, N.A. surviving the merger in each case and continuing its corporate existence.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.  On April 24, 2012, the Company issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1.

Item 8.01                                             Other Events.

Effective April 24, 2012, the Company purchased from the United States Department of the Treasury (the “Treasury”) all of the outstanding shares of the Fixed Rate Cumulative Perpetual Preferred Stock, Series T, and Fixed Rate Cumulative Perpetual Preferred Stock, Series W, originally issued by Peoples to the Treasury in connection with Peoples’ participation in the Treasury’s Troubled Asset Relief Program, including all accrued but unpaid dividends thereon, for a purchase price of approximately $13.4 million.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger between SCBT Financial Corporation and Peoples Bancorporation, Inc., dated December 19, 2011 (attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 23, 2011 and incorporated herein by reference).

99.1	Press Release, dated April 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION

Date: April 24, 2012
	By:	/s/ John C. Pollok
	Name:	John C. Pollok
	Title:	Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger between SCBT Financial Corporation and Peoples Bancorporation, Inc., dated December 19, 2011 (attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 23, 2011 and incorporated herein by reference).

99.1	Press Release, dated April 24, 2011.